                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 28, 2003
                        (Date of earliest event reported)

    FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2003, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2003-2, Mortgage Pass-Through
                         Certificates, Series 2003-2).

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                    333-100663                 75-2808384
 (State of Incorporation)      (Commission File No.)         (I.R.S. Employer
                                                            Identification No.)

           4000 Horizon Way
             Irving, Texas                                        75063
(Address of Principal executive offices)                        (Zip Code)

       Registrant's Telephone Number, Including Area Code: (214) 441-4000

Item 5.     Other Events.

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-100663) filed with the Securities and Exchange Commission (the "Commission") on October 24, 2002, as amended by Amendment No. 1 thereto filed with the Commission on October 31, 2002 (such Registration Statement, as amended, the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 31, 2002, and the related Prospectus Supplement, dated February 25, 2003 (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on February 27, 2003, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2003-2 (the "Offered Securities").

     Pursuant to a Mortgage Loan Purchase Agreement dated as of February 28, 2003 (the "MLPA"), by and between First Horizon Home Loan Corporation ("FHHLC") and the Registrant, FHHLC sold a pool of conventional, fixed rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans") to the Registrant. A copy of the MLPA is filed herewith as Exhibit 10.1.

     On February 28, 2003, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of February 1, 2003 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

     The Offered Securities, having an aggregate principal balance of approximately $488,098,100 have been sold by the Registrant to (i) Bear, Stearns & Co. Inc. ("Bear Stearns") pursuant to an Underwriting Agreement dated as of July 24, 2002 (the "Bear Stearns Underwriting Agreement"), as supplemented by a Terms Agreement dated as of February 25, 2003, each by and among Bear Stearns, the Registrant and FHHLC and (ii) J.P. Morgan Securities Inc. ("J.P. Morgan") pursuant to an Underwriting Agreement dated as of September 24, 2002 (the "J.P. Morgan Underwriting Agreement"), as supplemented by a Terms Agreement dated as of February 25, 2003, each by and among J.P. Morgan, the Registrant and FHHLC. The Bear Stearns Underwriting Agreement and the J.P. Morgan Underwriting Agreement have been previously filed with the Commission and are incorporated herein by reference as Exhibit 1.1 and Exhibit 1.2, respectively.

Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits

            Exhibit No.   Description
            -----------   ------------------------------------------------------

                    1.1 Underwriting Agreement dated as of July 24, 2002, by and among Bear Stearns, the Registrant and FHHLC*

                    1.2 Underwriting Agreement dated as of September 24, 2002, by and among J.P. Morgan, the Registrant and FHHLC**

                    4.1 Pooling and Servicing Agreement dated as of February 1, 2003, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

                    10.1 Mortgage Loan Purchase Agreement dated as of February 28, 2003, by and between FHHLC, as Seller, and the Registrant, as Purchaser


























      * Previously filed with the Commission August 6, 2002, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)

      **    Previously filed with the Commission October 15, 2002, as Exhibit
            1.2 to the Registrant's Current Report on Form 8-K (No. 333-73524)

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FIRST HORIZON ASSET SECURITIES INC.

March 11, 2003                 By: /s/ Wade Walker
                                   ---------------------------------------------
                                   Wade Walker
                                   Senior Vice President - Asset Securitization










































Signature Page for Form 8-K (2003-2 Issuance of Certificates)

                                INDEX TO EXHIBITS

Exhibit No.
-----------

     1.1 Underwriting Agreement dated as of July 24, 2002, by and among Bear Stearns, the Registrant and FHHLC*

     1.2 Underwriting Agreement dated as of September 24, 2002, by and among J.P. Morgan, the Registrant and FHHLC**

     4.1 Pooling and Servicing Agreement dated as of February 1, 2003, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

     10.1 Mortgage Loan Purchase Agreement dated as of February 28, 2003, by and between FHHLC, as Seller, and the Registrant, as Purchaser
































      * Previously filed with the Commission August 6, 2002, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)

      **    Previously filed with the Commission October 15, 2002, as Exhibit
            1.2 to the Registrant's Current Report on Form 8-K (No. 333-73524)